 Exhibit 99.1

August 24, 2010

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on August 23, 2010, to be filed by our client, American Spectrum Realty, Inc.  We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ Hein & Associates, LLP

cc:	William J. Carden, Chief Executive Officer
Presley E. Werlein, III, Audit Committee Chairperson